EXHIBIT 99.1

SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

SANDISK ANNOUNCES THIRD QUARTER 2012 FINANCIAL RESULTS

Milpitas, CA, October 18, 2012 - SanDisk Corporation (NASDAQ:SNDK), a global leader in flash memory storage solutions, announced today results for the third quarter ended September 30, 2012. Total third quarter revenue of $1.27 billion declined 10% on a year-over-year basis and increased 23% on a sequential basis.

On a GAAP(1) basis, third quarter net income was $77 million, or $0.31 per diluted share, compared to net income of $233 million, or $0.96 per diluted share, in the third quarter of fiscal 2011 and $13 million, or $0.05 per diluted share, in the second quarter of fiscal 2012.

On a non-GAAP(2) basis, third quarter net income was $118 million, or $0.48 per diluted share, compared to net income of $292 million, or $1.20 per diluted share, in the third quarter of fiscal 2011 and net income of $51 million, or $0.21 per diluted share, in the second quarter of fiscal 2012. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“Our retail business delivered strong results in Q3 and we believe we gained share across all major geographies worldwide on the strength of the SanDisk brand,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “Our results also reflect a solid recovery in our mobile embedded business and we made good progress toward expanding our SSD product roadmap. We believe we are well positioned to build on our business momentum and improved industry fundamentals to deliver strong sequential growth in the fourth quarter.”

THIRD QUARTER 2012 KEY FINANCIAL METRICS

Metric	GAAP			Non-GAAP
in millions of US$, except %	Q312	Q311	Q212	Q312	Q311	Q212
Revenue	$1,273	$1,416	$1,032	$1,273	$1,416	$1,032
Gross Profit	$383	$612	$281	$395	$627	$292
% of revenue	30.1%	43.2%	27.2%	31.0%	44.3%	28.3%
Operating Income	$132	$386	$36	$164	$417	$68
% of revenue	10.4%	27.3%	3.5%	12.9%	29.4%	6.6%

CONFERENCE CALL
SanDisk’s third quarter of fiscal 2012 conference call is scheduled for 2:00 P.M., Pacific Time, Thursday, October 18, 2012. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at http://www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-457-2086 and the dial-in password is 1746867. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects, including our expectations regarding our business, industry fundamentals and expected financial performance in the fourth quarter of fiscal 2012, supply/demand balance, and our expectations for our SSD products, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	unpredictable or changing demand for our products, including for different form factors, capacities and underlying memory technologies;

•
excess or mismatched captive memory output or capacity, which could result in write-downs for excess inventory, lower of cost or market charges, lower average selling prices, fixed costs associated with under-utilized capacity or other consequences;

•	inability to maintain or gain market share in client and enterprise SSD markets; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2012.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the Company’s convertible debt, the non-cash change in fair value of the liability component associated with the repurchased portion of SanDisk’s convertible debt and related tax adjustments.

ABOUT SANDISK
SanDisk Corporation is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for OEM and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing and enterprise markets. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Lee Flanagin
	(408) 801-2067	(408) 801-2463

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Nine months ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Revenues:
Product	$1,182,159	$1,321,904	$3,233,785	$3,814,111
License and royalty	91,031	94,128	277,221	271,114
Total revenues	1,273,190	1,416,032	3,511,006	4,085,225

Cost of product revenues	880,469	790,465	2,398,086	2,281,264
Amortization of acquisition-related intangible assets	9,800	13,186	32,712	26,556
Total cost of product revenues	890,269	803,651	2,430,798	2,307,820
Gross profit	382,921	612,381	1,080,208	1,777,405

Operating expenses:
Research and development	150,336	135,271	443,690	400,145
Sales and marketing	57,938	48,538	159,234	144,195
General and administrative	40,205	40,567	110,488	116,020
Amortization of acquisition-related intangible assets	2,369	1,878	6,676	2,608
Total operating expenses	250,848	226,254	720,088	662,968
Operating income	132,073	386,127	360,120	1,114,437
Other income (expense), net	(13,695)	(23,578)	(56,208)	(56,217)
Income before income taxes	118,378	362,549	303,912	1,058,220
Provision for income taxes	41,871	129,296	100,051	352,453
Net income	$76,507	$233,253	$203,861	$705,767

Net income per share:
Basic	$0.32	$0.97	$0.84	$2.96
Diluted	$0.31	$0.96	$0.83	$2.90

Shares used in computing net income per share:
Basic	241,694	239,836	242,284	238,720
Diluted	244,221	243,680	245,502	243,782

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Nine months ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$76,507	$233,253	$203,861	$705,767
Share-based compensation (a)	19,950	15,729	59,283	44,678
Amortization of acquisition-related intangible assets (b)	12,169	15,064	39,388	29,164
Convertible debt interest (c)	22,685	42,840	66,927	90,038
Income tax adjustments (d)	(13,547)	(14,644)	(44,266)	(48,780)
NON-GAAP NET INCOME	$117,764	$292,242	$325,193	$820,867

GAAP COST OF PRODUCT REVENUES	$890,269	$803,651	$2,430,798	$2,307,820
Share-based compensation (a)	(1,929)	(1,284)	(5,389)	(3,316)
Amortization of acquisition-related intangible assets (b)	(9,800)	(13,186)	(32,712)	(26,556)
NON-GAAP COST OF PRODUCT REVENUES	$878,540	$789,181	$2,392,697	$2,277,948

GAAP GROSS PROFIT	$382,921	$612,381	$1,080,208	$1,777,405
Share-based compensation (a)	1,929	1,284	5,389	3,316
Amortization of acquisition-related intangible assets (b)	9,800	13,186	32,712	26,556
NON-GAAP GROSS PROFIT	$394,650	$626,851	$1,118,309	$1,807,277

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$150,336	$135,271	$443,690	$400,145
Share-based compensation (a)	(10,379)	(8,320)	(31,029)	(23,248)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$139,957	$126,951	$412,661	$376,897

GAAP SALES AND MARKETING EXPENSES	$57,938	$48,538	$159,234	$144,195
Share-based compensation (a)	(3,794)	(2,704)	(11,057)	(7,746)
NON-GAAP SALES AND MARKETING EXPENSES	$54,144	$45,834	$148,177	$136,449

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$40,205	$40,567	$110,488	$116,020
Share-based compensation (a)	(3,848)	(3,421)	(11,808)	(10,368)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$36,357	$37,146	$98,680	$105,652

GAAP TOTAL OPERATING EXPENSES	$250,848	$226,254	$720,088	$662,968
Share-based compensation (a)	(18,021)	(14,445)	(53,894)	(41,362)
Amortization of acquisition-related intangible assets (b)	(2,369)	(1,878)	(6,676)	(2,608)
NON-GAAP TOTAL OPERATING EXPENSES	$230,458	$209,931	$659,518	$618,998

GAAP OPERATING INCOME	$132,073	$386,127	$360,120	$1,114,437
Cost of product revenues adjustments (a) (b)	11,729	14,470	38,101	29,872
Operating expense adjustments (a) (b)	20,390	16,323	60,570	43,970
NON-GAAP OPERATING INCOME	$164,192	$416,920	$458,791	$1,188,279

GAAP OTHER INCOME (EXPENSE), NET	$(13,695)	$(23,578)	$(56,208)	$(56,217)
Convertible debt interest (c)	22,685	42,840	66,927	90,038
NON-GAAP OTHER INCOME (EXPENSE), NET	$8,990	$19,262	$10,719	$33,821

GAAP NET INCOME	$76,507	$233,253	$203,861	$705,767
Cost of product revenues adjustments (a) (b)	11,729	14,470	38,101	29,872
Operating expense adjustments (a) (b)	20,390	16,323	60,570	43,970
Convertible debt interest (c)	22,685	42,840	66,927	90,038
Income tax adjustments (d)	(13,547)	(14,644)	(44,266)	(48,780)
NON-GAAP NET INCOME	$117,764	$292,242	$325,193	$820,867

Diluted net income per share:
GAAP	$0.31	$0.96	$0.83	$2.90
Non-GAAP	$0.48	$1.20	$1.32	$3.37

Shares used in computing diluted net income per share:
GAAP	244,221	243,680	245,502	243,782
Non-GAAP	244,287	243,947	245,472	243,828

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012 and Schooner Information Technology, Inc. in June 2012, non-cash economic interest expense associated with the convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt, non-cash change in fair value of the liability component of the repurchased portion of the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012) and Schooner Information Technology, Inc. (June 2012).

(c)
Incremental interest expense relating to the non-cash economic interest expense associated with the Company's 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017 and the non-cash change in fair value of the liability component of the repurchased portion of the 1% Sr. Convertible Notes due 2013.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 30, 2012	January 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,110,485	$1,167,496
Short-term marketable securities	1,485,584	1,681,492
Accounts receivable from product revenues, net	465,618	521,763
Inventory	852,725	678,382
Deferred taxes	100,328	100,409
Other current assets	303,888	206,419
Total current assets	4,318,628	4,355,961
Long-term marketable securities	2,818,969	2,766,263
Property and equipment, net	612,633	344,897
Notes receivable and investments in Flash Ventures	1,770,355	1,943,295
Deferred taxes	178,149	199,027
Goodwill	201,735	154,899
Intangible assets, net	265,876	287,691
Other non-current assets	155,166	122,615
Total assets	$10,321,511	$10,174,648

LIABILITIES
Current liabilities:
Accounts payable trade	$318,347	$258,583
Accounts payable to related parties	226,136	276,275
Convertible short-term debt	892,684	—
Other current accrued liabilities	199,183	337,517
Deferred income on shipments to distributors and retailers and deferred revenue	260,564	220,999
Total current liabilities	1,896,914	1,093,374
Convertible long-term debt	780,464	1,604,911
Non-current liabilities	436,122	415,524
Total liabilities	3,113,500	3,113,809

EQUITY
Stockholders’ equity:
Common stock	5,014,573	4,934,808
Retained earnings	1,882,265	1,796,849
Accumulated other comprehensive income	315,520	332,701
Total stockholders’ equity	7,212,358	7,064,358
Non-controlling interests	(4,347)	(3,519)
Total equity	7,208,011	7,060,839
Total liabilities and equity	$10,321,511	$10,174,648

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Nine months ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Cash flows from operating activities:
Net income	$76,507	$233,253	$203,861	$705,767
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	3,591	(70,618)	9,554	(77,842)
Depreciation	42,768	27,322	112,471	84,959
Amortization	42,376	44,685	128,825	118,035
Provision for doubtful accounts	1,794	1,025	70	(1,929)
Share-based compensation expense	19,950	15,729	59,283	44,678
Excess tax benefit from share-based compensation	(3,095)	(4,009)	(14,116)	(15,820)
Impairment, restructuring and other	(4,385)	(5,673)	(11,172)	(25,118)
Other non-operating	14,879	22,088	67,066	63,771
Changes in operating assets and liabilities:
Accounts receivable from product revenues, net	(185,590)	(88,570)	56,081	(89,157)
Inventory	9,921	(130,797)	(173,794)	(164,798)
Other assets	22,275	1,926	35,387	(69,443)
Accounts payable trade	63,174	41,825	59,764	38,368
Accounts payable to related parties	(8,707)	(16,790)	(50,139)	17,077
Other liabilities	32,481	104,939	(268,913)	215,672
Total adjustments	51,432	(56,918)	10,367	138,453
Net cash provided by operating activities	127,939	176,335	214,228	844,220

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(588,098)	(891,345)	(1,950,164)	(2,500,913)
Proceeds from sales of short and long-term marketable securities	410,323	804,576	1,583,503	2,276,356
Proceeds from maturities of short and long-term marketable securities	71,045	182,110	478,475	505,920
Acquisition of property and equipment, net	(142,361)	(52,914)	(382,632)	(114,267)
Investment in Flash Ventures	—	(64,983)	(50,439)	(83,316)
Notes receivable issuances to Flash Ventures	—	(32,519)	(142,316)	(399,281)
Notes receivable proceeds from Flash Ventures	146,090	163,420	357,876	248,516
Purchased technology and other assets	—	—	(245)	(100,000)
Acquisitions, net of cash acquired	(213)	—	(69,417)	(317,649)
Net cash provided by (used in) investing activities	(103,214)	108,345	(175,359)	(484,634)

Cash flows from financing activities:
Proceeds from sale (purchase) of convertible bond hedge	—	1,494	—	1,494
Proceeds from sale (purchase) of warrants	—	(1,158)	—	(1,158)
Repayment of debt financing	—	(211,441)	—	(211,441)
Proceeds from employee stock programs	27,098	23,185	77,770	81,791
Excess tax benefit from share-based compensation	3,095	4,009	14,116	15,820
Share repurchase program	(37,429)	—	(191,504)	—
Net cash received (paid) for share repurchase contracts	21,533	—	2,675	—
Net cash provided by (used in) financing activities	14,297	(183,911)	(96,943)	(113,494)
Effect of changes in foreign currency exchange rates on cash	1,009	(773)	1,063	(391)
Net increase (decrease) in cash and cash equivalents	40,031	99,996	(57,011)	245,701
Cash and cash equivalents at beginning of period	1,070,454	974,854	1,167,496	829,149
Cash and cash equivalents at end of period	$1,110,485	$1,074,850	$1,110,485	$1,074,850